UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2013, the Compensation Committee of the Board of Directors of KCG Holdings, Inc. (“KCG”) approved, and authorized KCG to enter into, employment agreements (collectively, the “Employment Agreements” and each individually, an “Employment Agreement”) with certain executive officers, including Steven Bisgay, its Chief Financial Officer, as well as John DiBacco, John McCarthy, Nick Ogurtsov, Jonathan Ross and George Sohos (collectively, the “Executives”). The Employment Agreements have an initial term of three years and thereafter renew automatically for successive one-year extension terms until either party gives notice of nonrenewal at least 90 days before the end of the applicable extension term.

The Employment Agreements provide for, among other things: (1) an initial annual base salary of $500,000; (2) an annual incentive (the “Annual Incentive”), and (3) a grant of either (i) stock options, with an exercise price equal to the fair market value on the date of grant and five-year terms, (ii) restricted stock units or (iii) a combination of options and restricted stock units (together, the “Performance Equity”). In each case, the Performance Equity will vest in three equal annual installments on each of the first three anniversaries of July 1, 2013, subject to continued employment. The Performance Equity will be granted in such numbers and forms as set forth in the full text of the Schedules to the Employment Agreements, which are filed as Exhibits 10.2 through 10.7 to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

The Annual Incentive will be split between a portion based on the achievement of performance goals (the “Performance Portion”) and a portion based on the achievement of initiatives established by KCG’s Board of Directors in consultation with its Chief Executive Officer (the “Initiatives Portion”). The target and maximum for the Annual Incentive for each Executive are as set forth in the full text of the Schedules to the Employment Agreements, which are filed as Exhibits 10.2 through 10.7 to this Current Report on Form 8-K.

The Executives will be subject to covenants not to compete with KCG or its affiliates during their employment and for a period of 6 months (12 months for Messrs. Ross and Sohos) following their termination of employment for any reason and to a covenant not to solicit KCG’s employees during their employment and for a period of 18 months following their termination of employment for any reason. If any Executive breaches the non-competition or non-solicitation covenant, the Executive must forfeit all unvested Performance Equity in the form of RSUs and all unexercised Performance Equity (whether vested or unvested) in the form of options. Following a “change in control” (as defined in the Employment Agreements), the non-solicitation for each Executive and the non-competition period for Messrs. Ross and Sohos will be reduced to six months following a termination for any reason. The Executives’ obligation to comply with the non-competition and non-solicitation covenants survives the end of the term of the Employment Agreements.

If any Executive’s employment is terminated during the term of the Employment Agreements by KCG without “cause” or by the Executive for “good reason” (each as defined in the Employment Agreements), subject to the Executive’s execution of a release, the Executive will be entitled to receive: (1) subject to compliance with non-competition and non-solicitation covenants described above, (A) continued vesting of the Executive’s Performance Equity, (B) continued vesting of the Executive’s Annual Incentive paid in the form of equity and (C) non-compete/non-solicit payments equal, in the aggregate, to the Executives’ base salary (300% of base salary for Messrs. Ross and Sohos) paid in equal monthly installments over the course of the Executives’ non-competition period described above; (2) any earned but unpaid annual incentive for the fiscal year ending immediately before termination, paid 100% in cash; (3) an annual incentive for the fiscal year in which the termination occurs, paid 100% in cash, prorated for the number of days elapsed during the year and based on actual performance; and (4) payment of COBRA health insurance premiums for up to 12 months following termination.

Upon a resignation by any Executive without “good reason” during the term of the Employment Agreement: (1) subject to the Executive’s execution of a release and the Executive’s compliance with non-competition and non-solicitation covenants described above, (A) the Executive’s vested Performance Equity in the form of stock options will remain exercisable for three months, (B) the Executive’s Annual Incentive paid in the form of equity that was earned during the term will continue to vest and (C) the Executive will be entitled to receive the non-compete/non-solicit payments described above (except that, during the term of the Employment Agreements, KCG may elect to waive the non-compete and non-solicit obligations and to not make these payments); and (2) the Executive will forfeit any unpaid Annual Incentives and any unvested Performance Equity.

KCG expects to enter into Employment Agreements with each of the Executives reflecting the foregoing terms.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employment Agreements, which are filed as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

On July 1, 2013, Knight Capital Group, Inc. (“Knight”) merged with and into Knight Acquisition Corp, a wholly owned subsidiary of KCG, with Knight surviving the merger (the “Knight Merger”), GETCO Holding Company, LLC (“GHC”) merged with and into GETCO Acquisition, LLC, a wholly owned subsidiary of KCG, with GHC surviving the merger (the “GETCO Merger”) and GA-GTCO, LLC (“GA-GTCO”), a unit holder of GHC, merged with and into GA-GTCO Acquisition, LLC, a wholly owned subsidiary of KCG, with GA-GTCO Acquisition, LLC surviving the merger (the “GA-GTCO Merger” and, together with the Knight Merger and the GETCO Merger, the “Mergers”), in each case, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2012 and amended and restated as of April 15, 2013 (the “Merger Agreement”). Following the Mergers, each of Knight and GHC became wholly owned subsidiaries of KCG.

Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K contain information with respect to the operations of GETCO Holding Company, LLC and its Subsidiaries as of and for the period ended June 30, 2013.

In addition to this Current Report on Form 8-K, KCG will also file a Form 10-Q on or about August 9, 2013, which will include Knight’s financial statements, notes and management discussion and analysis as of and for the period ended June 30, 2013.

In September 2013 KCG will file a Form 8-K which will include a pro forma combined statement of financial condition for KCG as of June 30, 2013 and pro forma combined statements of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012. The combined financial statements for KCG will include the pro forma impact of purchase accounting adjustments resulting from the Mergers.

Beginning with the third quarter of 2013, the quarter in which the Mergers were completed and KCG began operations, KCG will report on a consolidated basis, including the legacy operations of Knight and GETCO Holding Company, LLC and its subsidiaries (“GETCO” or the “Company”). As GETCO is the accounting acquirer, all historical financial information will be that of GETCO.

Except as otherwise indicated herein, the information contained within Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K relates only to the operations of GETCO as of and for the period ended June 30, 2013. All references to “the Company,” “we,” “our” or “GETCO” in Exhibit 99.1 and Exhibit 99.2 of

this Current Report on Form 8-K relate solely to GETCO Holding Company, LLC and its Subsidiaries, and not KCG. In addition, Exhibit 99.3 to this Current Report on Form 8-K contains updated risk factors relating to the business and operations of KCG as a consolidated entity as of the date of this report. These risk factors update the risk factors previously disclosed in the Registration Statement on Form S-4 (Registration No. 333-186624) filed by KCG with respect to the Mergers (the “Registration Statement”).

For additional information relating to the Mergers and KCG see the Registration Statement, the Form 8-K filed by KCG on July 1, 2013 with the SEC, Note 17 to the financial statements contained in Exhibit 99.1 to this Current Report on Form 8-K and the risk factors contained in Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 Form of Employment Agreement by and between KCG Holdings, Inc. and [Executive].

Exhibit 10.2 Term Schedule to Employment Agreement for Steven Bisgay.

Exhibit 10.3 Term Schedule to Employment Agreement for John DiBacco.

Exhibit 10.4 Term Schedule to Employment Agreement for John McCarthy.

Exhibit 10.5 Term Schedule to Employment Agreement for Nick Ogurtsov.

Exhibit 10.6 Term Schedule to Employment Agreement for Jonathan Ross.

Exhibit 10.7 Term Schedule to Employment Agreement for George Sohos.

Exhibit 99.1 Unaudited consolidated statement of financial condition of GETCO Holding Company, LLC and subsidiaries as of June 30, 2013 and December 31, 2012, the unaudited consolidated statements of comprehensive income and cash flows for the six months ended June 30, 2013 and June 30, 2012, and the unaudited consolidated statement of members’ equity for the six months ended June 30, 2013.

Exhibit 99.2 Management’s discussion and analysis of GETCO’s financial condition as of June 30, 2013 and December 31, 2012 and results of operations for the three and six months ended June 30, 2013 and 2012.

Exhibit 99.3 Risk factors relating to KCG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: August 9, 2013

KCG HOLDINGS, INC.

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Corporate Secretary

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